                                                                                                              Exhibit 31.1

                                   Certification of Chief Executive Officer Pursuant to
                                  Securities Exchange Act Rules 13a-15(e) and 15d-15(e)
                                                  as Adopted Pursuant to
                                      Section 302 of the Sarbanes-Oxley Act of 2002

      I, Michael Kagan, Chief Executive Officer of Tropical Sportswear Int'l Corporation, certify that:

      1.     I have reviewed this quarterly report on Form 10-Q of Tropical Sportswear Int'l Corporation;

      2.     Based on my  knowledge, this quarterly report does not  contain any untrue  statement  of a material  fact or omit to state a material fact  necessary to make the  statement  made,  in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this quarterly report;

      3.     Based on my knowledge,  the financial statements,  and other financial information included in this quarterly report,  fairly  present in all material  respects the financial  condition,  results of operations  and cash flows of registrant as of, and for, the periods presented in this quarterly report;

      4.     The  registrant's  other  certifying  officers  and  I  are  responsible  for  establishing  and  maintaining disclosure  controls  and  procedures  (as defined in Exchange Act Rules  13a-15(e)  and  15d-15(e))  for the
             registrant and we have:

                  a) Designed such disclosure  controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision,  to ensure that material  information  relating to the registrant, including  its  consolidated  subsidiaries,  is  made  known  to us by  others  within  those  entities, particularly during the period in which this quarterly report is being prepared;

                  b) Evaluated the effectiveness of the registrant's  disclosure  controls and procedures and presented in this  quarterly  report  our  conclusions  about  the  effectiveness  of  the  disclosure  controls  and procedures, as of the end of the period covered by this report based on such evaluation; and

                  c) Disclosed in this report any change in the  registrant's  internal  control over financial  reporting that  occurred  during the  registrant's  most recent  fiscal  quarter (the  registrant's  fourth fiscal quarter in the case of an annual  report)  that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's internal controls over financial reporting.

          5. The   registrant's   other   certifying   officers  and  I  have   disclosed,   based   on  our  most  recent
             evaluation,  of internal control over financial  reporting,  to the registrant's  auditors and that the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                  a) All  significant  deficiencies  and  material  weaknesses  in the  design or  operation  of  internal controls over financial  reporting  which are  reasonably  likely to adversely  affect the  registrant's ability to record, process, summarize and report financial information; and

                  b) Any  fraud,  whether  or not  material,  that  involves  management  or  other  employees  who have a significant role in the registrant's internal controls over financial reporting.

         Date:  May 11, 2004

                                                     By:         /s/ Michael Kagan
                                                                 Michael Kagan
                                                                 Chief Executive Officer